UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2005

FINANCIAL ASSET SECURITIES CORP.

(as depositor in connection with an Indenture, dated as of September 30, 2005, providing for, inter alia, the issuance of Asset Backed Notes, Series 2005-HE4)

Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-127352-08	06-1442101
State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road, Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Pools

On September 30, 2005, a single series of notes, entitled GreenPoint Mortgage Funding Trust 2005-HE4, Asset-Backed Notes, Series 2005-HE4, was issued pursuant to an Indenture, dated September 30, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, between GreenPoint Mortgage Funding Trust 2005-HE4 (the “Issuer”) and Deutsche Bank National Trust Company (the “Indenture Trustee”). Twenty classes of notes, designated as the “Class IA-1 Notes,” the “Class IIA-1a Notes”, the “Class IIA-1b Notes,” the “Class IIA-1c Notes,” the “Class IIA-2c Notes”, the “Class IIA-3c Notes”, the “Class IIA-4c Notes”, the “Class M-1 Notes,” the “Class M-2 Notes,” the “Class M-3 Notes,” the “Class M-4 Notes,” the “Class M-5 Notes,” the “Class M-6 Notes,” “Class M-7 Notes,” the “Class M-8 Notes,” the “Class M-9 Notes”, the “Class M-10 Notes”, the “Class M-11 Notes”, the “Class B-1 Notes,” the “Class B-2 Notes,” (collectively, the “Notes”) and four classes of certificates, designated as the “Class C Certificates,” the “Class G Certificates,” the “Class R Certificates” and the “Class R-X Certificates” (collectively, the “Certificates”) were issued. The Notes are secured by a pool (the “Mortgage Pool”) of adjustable-rate, first and second lien home equity lines of credit and second lien mortgage loans (the “Mortgage Loans”). The Mortgage Pool consists of Initial Mortgage Loans having an aggregate principal balance of $849,473,813.06 as of September 15, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Sale and Servicing Agreement, dated September 30, 2005, among GreenPoint Mortgage Funding, Inc., GMAC Mortgage Corporation, Greenwich Capital Financial Products, Inc., the Issuer, the Indenture Trustee and Financial Asset Securities Corp., attached hereto as Exhibit 99.1. The “Class IA-1 Notes,” the “Class IIA-1a Notes”, the “Class IIA-1b Notes,” the “Class IIA-1c Notes,” the “Class IIA-2c Notes”, the “Class IIA-3c Notes”, the “Class IIA-4c Notes”, the “Class M-1 Notes,” the “Class M-2 Notes,” the “Class M-3 Notes,” the “Class M-4 Notes,” the “Class M-5 Notes,” the “Class M-6 Notes,” “Class M-7 Notes,” the “Class M-8 Notes,” the “Class M-9 Notes” (together, the “Offered Notes”) were sold by the Depositor to Greenwich Capital Markets, Inc., an affiliate of the Depositor (the “Underwriter”), pursuant to an Underwriting Agreement, dated as of September 26, 2005, between the Depositor and the Underwriter.

The Offered Notes, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated as of September 26, 2005, and the Prospectus, dated as of September 26, 2005 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The “Class M-10 Notes”, the “Class M-11 Notes”, the “Class B-1 Notes”, the “Class B-2 Notes”, the “Class C Certificates”, the “Class G Certificates”, the “Class R Certificates” and the “Class R-X Certificates” have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Class	Initial Note Principal Balance	Pass-Through Rate
IA-1	$ 322,448,000	Variable
IIA-1a	$ 200,000,000	Variable
IIA-1b	$ 225,000,000	Variable
IIA-1c	$ 120,571,000	Variable
IIA-2c	$ 21,602,000	Variable
IIA-3c	$ 48,659,000	Variable
IIA-4c	$ 35,544,000	Variable
M-1	$ 49,452,000	Variable
M-2	$ 43,112,000	Variable
M-3	$ 27,262,000	Variable
M-4	$ 27,896,000	Variable
M-5	$ 20,288,000	Variable
M-6	$ 20,288,000	Variable
M-7	$ 20,922,000	Variable
M-8	$ 16,484,000	Variable
M-9	$ 13,948,000	Variable

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
3.1	Trust Agreement, dated September 30, 2005, among Deutsche Bank National Trust Company, Wilmington Trust Company and Financial Asset Securities Corp. relating to the Series 2005-HE4 Notes.
4.1

Indenture, dated as of September 30, 2005, between GreenPoint Mortgage Funding Trust 2005-HE4 as issuer and Deutsche Bank National Trust Company as indenture trustee relating to the Series 2005-HE4 Notes.

99.1

Sale and Servicing Agreement, dated September 30, 2005, among GreenPoint Mortgage Funding, Inc., GMAC Mortgage Corporation, Greenwich Capital Financial Products, Inc., GreenPoint Mortgage Funding Trust 2005- HE4, Deutsche Bank National Trust Company and Financial Asset Securities Corp. relating to the Series 2005-HE4 Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 17, 2005

Financial Asset Securities Corp

By:	/s/ Frank Skibo
Name: Frank Skibo
Title: Managing Director

Index to Exhibits

Exhibit No.	Description
3.1	Trust Agreement, dated September 30, 2005, among Deutsche Bank National Trust Company, Wilmington Trust Company and Financial Asset Securities Corp. relating to the Series 2005-HE4 Notes.
4.1

Indenture, dated as of September 30, 2005, between GreenPoint Mortgage Funding Trust 2005-HE4 as issuer and Deutsche Bank National Trust Company as indenture trustee relating to the Series 2005-HE4 Notes.

99.1

Sale and Servicing Agreement, dated September 30, 2005, among GreenPoint Mortgage Funding, Inc., GMAC Mortgage Corporation, Greenwich Capital Financial Products, Inc., GreenPoint Mortgage Funding Trust 2005-HE4, Deutsche Bank National Trust Company and Financial Asset Securities Corp. relating to the Series 2005-HE4 Notes.

Exhibit 3.1

Exhibit 4.1

Exhibit 99.1